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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PHOENIX GOLD INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9300 North Decatur Street
Portland, Oregon 97203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 3, 2004

To our Shareholders:

        The 2004 Annual Meeting of Shareholders of Phoenix Gold International, Inc., an Oregon corporation (the "Company"), will be held at 3:30 p.m., Pacific Standard Time, on Tuesday, February 3, 2004 at the Ambridge Event Center (formerly the Portland Conference Center), 300 Northeast Multnomah Street, Portland, Oregon, for the following purposes:

  1.
  To elect a Board of Directors to serve for the following year or until their successors are elected and qualified;

  2.
  To ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent auditors for fiscal 2004;

  3.
  To consider a shareholder proposal; and

  4.
  To transact such other business as may properly come before the meeting.

        Only holders of the Company's Common Stock at the close of business on December 12, 2003 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders may vote in person or by proxy.

By order of the Board of Directors,
/s/ JOSEPH K. O'BRIEN
Joseph K. O'Brien Secretary

Portland, Oregon
January 5, 2004

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

9300 North Decatur Street
Portland, Oregon 97203

PROXY STATEMENT
2004 Annual Meeting of Shareholders

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Phoenix Gold International, Inc. (the "Company") of proxies to be voted at the 2004 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 3:30 p.m., Pacific Standard Time, on Tuesday, February 3, 2004 at the Ambridge Event Center (formerly the Portland Conference Center), 300 Northeast Multnomah Street, Portland, Oregon 97232, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed, dated and returned prior to the voting at the Meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for election of the directors named in this proxy statement, for ratification of the appointment of the independent auditors named in this proxy statement, and against the shareholder proposal described in this proxy statement. For shares held through a broker or other nominee who is either a New York Stock Exchange or Nasdaq member organization, the shares will only be voted against the shareholder proposal if the shareholder has provided specific voting instructions to his broker or other nominee to vote such shares against that proposal. The persons named as proxies will use their discretionary authority on such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Any proxy may be revoked by a shareholder prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, by delivering a duly executed proxy bearing a later date or by the vote of the shareholder cast in person at the Meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by the Company's officers and regular employees or by telephone or other means without additional compensation. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement and form of proxy are first being mailed to shareholders on or about January 5, 2004.

VOTING

        Holders of record of the Company's Common Stock on December 12, 2003 will be entitled to vote at the Meeting or any adjournments or postponements thereof. As of that date, there were 3,006,945 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of a majority, or 1,503,473, of these shares will constitute a quorum for the transaction of business at the Meeting. Each share of Common Stock entitles the holder to one vote on each matter that may properly come before the Meeting. Directors are elected by a plurality of the votes cast by holders of the shares entitled to vote in the election at a meeting at which a quorum is present, and all other matters will be approved if the number of votes cast by such holders in favor of the proposal exceeds the number of votes cast opposing the proposal. Shareholders are not entitled to cumulative voting in the election of directors or any other matter. Abstentions and broker non-votes will be counted in determining whether a quorum is present for the Meeting, but will not be counted either for or against the proposal at issue. For shares held through a broker or other nominee who is either a New York Stock Exchange or Nasdaq member organization, the shares will only be voted against the shareholder proposal if the shareholder has provided specific voting instructions to his broker or other nominee to vote such shares against that proposal.

PROPOSAL 1: ELECTION OF DIRECTORS

        Pursuant to the Company's Bylaws, the Board of Directors has reduced the number of director positions from five to four as a result of the resignation of one director, and the Board of Directors currently consists of four members. The Board of Directors has nominated the following persons for election as directors to serve until the annual meeting of shareholders in 2005, or until their respective successors are elected and qualified:

    Timothy G. Johnson
    Robert A. Brown
    Edward A. Foehl
    Frank G. Magdlen

        The four nominees for director receiving the highest number of votes will be elected to the Board of Directors.

        Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named above.

        If any nominee is unable or unwilling to serve as a director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted by the proxy holders named on the enclosed proxy card for a substitute nominee recommended by the present Board of Directors to fill such vacancy, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees named above will be unwilling or unable to serve if elected a director.

        The Board of Directors recommends a vote FOR the election of Messrs. Johnson, Brown, Foehl and Magdlen.

        The following table sets forth certain information about the Company's directors and executive officers:

Name	Age	Positions	Director or Officer Since	Expiration of Current Term
Timothy G. Johnson	58	Chairman and Chief Executive Officer	1991	2004
Roland O. MacBeth	54	President	2003	—
Joseph K. O'Brien	46	Executive Vice President, Chief Financial Officer and Secretary	1997	—
Thomas R. Bennett, III	57	Vice President—Sales and Marketing	2004	—
Stephen P. Leigh	38	Vice President—Engineering	2000	—
Robert A. Brown	53	Director	1998	2004
Edward A. Foehl	61	Director	1998	2004
Frank G. Magdlen	56	Director	1995	2004

        Mr. Johnson    has served as a director of the Company since its incorporation in 1991. He was also a Vice President until his appointment as Executive Vice President and Chief Operating Officer in January 1995. He became President and Chief Operating Officer in October 2002, and Chairman and Chief Executive Officer on January 1, 2004. He was Secretary of the Company from 1991 through 1997.

        Mr. MacBeth    was appointed Executive Vice President of the Company in October 2003, and President on January 1, 2004. From 1998 through September 2003, Mr. MacBeth, as President of Focus Consumer Electronics, Inc., served as a consultant to several entities in the consumer electronics industry, including the Company from 2000 to 2003. From 1996 to 1998, he was Senior Vice President of KLH Audio Systems and Vice Chairman of KLH Europe Ltd., a home audio company. From 1984 to 1996, Mr. MacBeth was Executive Director of Sales and Marketing for Cerwin-Vega, Inc., a car, professional sound and home audio company.

        Mr. O'Brien    was appointed Vice President of the Company in 1997 and Executive Vice President on January 1, 2004. He has also served as Chief Financial Officer and Secretary of the Company since 1997. From 1981 through 1996, Mr. O'Brien was an accountant with Deloitte & Touche LLP, most recently as a Senior Audit Manager. Mr. O'Brien, a certified public accountant, received a B.S. in business administration and an M.B.A. from Portland State University.

        Mr. Bennett    was appointed Marketing Manager of the Company in July 2003 and Senior Director of Sales and Marketing in October 2003. He became Vice President—Sales and Marketing of the Company on January 1, 2004. From 1998 until June 2003, he was Vice President, International Business Development and Sales and Marketing for Strategic Service Alliance, Inc., a manufacturer of prepaid call processing platforms for fixed line and wireless providers. From 1997 to 1998, he was President and Chief Operating Officer of The Oswego Group, a graphics services marketing company. From 1994 to 1997, Mr. Bennett was Vice President, Sales and Marketing of Seiko Communications of America, Inc., the wireless communication division of Seiko Watch Corporation. Mr. Bennett received a B.F.A. from the University of Illinois.

        Dr. Leigh    was appointed Vice President—Engineering of the Company in December 2000. From June 1999 to December 2000, Dr. Leigh was Director of Engineering and Electronics Manufacturing at Esoteric Audio Electronics, Inc., a manufacturer of accessories and electronics for home and car audio systems. From March 1994 to June 1999, he held various engineering positions with Precision Power, Inc., a manufacturer of car audio electronics and speakers. Dr. Leigh received a B.E. and a Ph.D. in Electronic Engineering from the University of Liverpool.

        Mr. Brown    became a director of the Company in January 1998. Mr. Brown has been President of Lenbrook America Corporation ("Lenbrook") since 1991. Lenbrook is a marketing and distribution company serving the home audio and home theater markets. Mr. Brown received a B.S. in management from the University of Massachusetts and attended the graduate business school at the University of Massachusetts.

        Mr. Foehl    became a director of the Company in January 1998. Mr. Foehl has been a Managing Director of Sequoia Capital Group since 2001. Sequoia Capital Group specializes in corporate financial services. From 1999 to 2001, Mr. Foehl was a managing partner of Crown Point Group Ltd. ("Crown Point"). Crown Point specializes in corporate financial investment services. From June 1998 to June 1999, Mr. Foehl was a consultant to Systran Financial Services Corporation ("Systran"), a company providing billing and collection services to the trucking and other industries. From 1988 to June 1998, he was President and Chief Executive Officer of Systran. Mr. Foehl received a B.S. in engineering from the United States Military Academy at West Point and an M.B.A. in finance from George Washington University.

        Mr. Magdlen    became a director of the Company in January 1995. Mr. Magdlen is a Managing Director of Crown Point. From 1990 to June 1999, Mr. Magdlen was a Vice President of U.S. Bancorp and was a Managing Director and Portfolio Manager of First American Asset Management, a division of U.S. Bancorp. From 1993 to 1997, he was responsible for the management of private company equity interests held in trust by the trust departments of certain bank subsidiaries of U.S. Bancorp. Mr. Magdlen received a B.B.A. in finance from the University of Portland and an M.B.A. in finance from the University of Southern California.

        Pursuant to the Company's Articles of Incorporation, at any time when the Board of Directors consists of six or more members, the Board will be divided into three classes serving staggered three-year terms. Directors are otherwise elected to serve one-year terms.

        During fiscal 2003, the Board of Directors held four meetings and each director attended all of the meetings of the Board of Directors. The Company maintains a standing Audit Committee and Compensation Committee, but does not maintain a standing nominating committee. The Board of Directors does not believe that it is appropriate for the Company to have a standing nominating committee since there is a majority of independent directors serving on the Board of Directors and such directors will serve in the capacity of a nominating committee when necessary. All directors of the Company will participate in the consideration of director nominees.

        The securities of the Company are not listed on a national securities exchange or included in an automated inter-dealer quotation system, and the Company is not subject to the listing requirements of such exchange or system. The Company, therefore, for purposes of disclosing whether the members of its Board of Directors are independent, has selected the definition of independence applicable to companies included in The Nasdaq Stock Market. Applying this definition, Messrs. Brown, Foehl and Magdlen are independent for purposes of considering director nominees.

        The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors, and shareholders. Any such nominations, together with appropriate biographical information, should be submitted to the Company in accordance with the Company's policies governing submissions of nominees discussed below. Any candidates submitted by a shareholder or shareholder group are reviewed and considered in the same manner as all other candidates.

        Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other board of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The independent directors seek a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders. The independent directors, in addition to any other board members as may be desirable, evaluate potential nominees, whether proposed by shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant.

        Candidates whose evaluations are favorable are then chosen by a majority of the independent directors to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.

        The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

        Pursuant to the Company's by-laws, a shareholder wishing to nominate a candidate for election to the Company's Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Company's Secretary at its principal executive offices. The submission must be received at the Company's principal executive offices not more than 150 calendar days nor less than 120 calendar days before the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting. For the 2005 annual meeting, these dates would be August 8, 2004 and September 7, 2004, respectively. However, if the Company did not hold an annual meeting the previous year, or if the date of this year's annual meeting has been changed by more than 30 days form the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

        A shareholders notice to the Secretary in order to be valid must set forth (i) the name and address, as they appear on the Company's books, of the shareholder nominating such candidate; (ii) the class and number of shares of the Company which are beneficially owned by the shareholder; (iii) the name, age, business address and residence address of the nominee proposed in the notice; (iv) the principal occupation or employment of the nominee; (v) the class and number of shares of the Company stock beneficially owned by the nominee, if any; (vi) a description of all arrangements or understandings between the shareholder and the nominee and any other persons pursuant to which the shareholder is making the nomination; and (vii) any other information required to be disclosed in solicitations of proxies for election of directors, or information otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act"), relating to any person that the shareholder proposes to nominate for election or re-election as a director, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Messrs. Magdlen (Chairman), Brown, and Foehl. Each of the members of the Audit Committee is independent as defined in Rule 4200 of the Marketplace Rules of The Nasdaq Stock Market. During fiscal 2003, the Audit Committee held four meetings and each director attended all of the meetings of the Audit Committee. The Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A. The function of the Audit Committee is to review and make recommendations to the Board of Directors with respect to the selection of the Company's independent auditors and the terms of their engagement; to review the Company's internal controls and management practices with respect to the financial reporting process; and to review with the independent auditors, upon completion of their audit, the results of the audit and any recommendations the auditors may have with respect to the Company's financial accounting or internal control systems. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provide them with financial sophistication. In view of the general financial experience of the members of the Audit Committee, the size of the Company and the straightforward nature of the Company's financial statements and accounting policies, the Board of Directors has not designated any one member of the Audit Committee as the audit committee financial expert.

        The Compensation Committee consists of Messrs. Magdlen (Chairman) and Foehl. The Compensation Committee held one meeting during fiscal 2003 which was attended by all the members of the Compensation Committee. The Compensation Committee considers and makes recommendations to the Company's Board of Directors regarding the compensation of the senior executives of the Company; considers, reviews and grants stock options; administers the Company's Amended and Restated 1995 Stock Option Plan (the "Option Plan") and considers matters of director compensation, benefits and other forms of remuneration.

Compensation of Directors

        Pursuant to the Option Plan, upon initial election to the Company's Board of Directors each director who is not an employee or officer of the Company (a "nonemployee director") is automatically granted an option to purchase 5,775 shares of Common Stock and is automatically granted an option to purchase 1,400 shares of Common Stock at each subsequent meeting of the shareholders of the Company at which such director is re-elected to the Board of Directors, provided that no director may be granted automatically options to purchase more than an aggregate of 8,575 shares of Common Stock under the Option Plan. The exercise price for these options is the fair market value of the Common Stock on the date of grant. These options have a term of five years and become exercisable in three equal installments beginning on the first anniversary of the date of grant. Nonemployee directors of the Company receive an annual retainer of $2,500 and an additional fee of $500 for each meeting of the Board of Directors attended.

        Upon Mr. Magdlen's election to the Board of Directors in January 1995, he was automatically granted an option to purchase 5,775 shares of Common Stock. On January 26, 2000, the expiration date of the option was extended to January 26, 2005. The other terms of the option were not modified. Mr. Magdlen was automatically granted options to purchase 1,400 shares of Common Stock on each of February 12, 1996 and February 18, 1997 following the respective annual meetings of the shareholders of the Company. On February 11, 2001, the expiration date of the option granted on February 12, 1996 was extended to February 11, 2006. The other terms were not modified. On February 12, 2002, the expiration date of the option granted February 18, 1997 was extended to February 17, 2007. The other terms were not modified. On February 18, 1997, February 16, 1999, February 15, 2000, February 13, 2001 and February 12, 2002, Mr. Magdlen was also granted nonstatutory options to purchase 5,000, 1,400, 1,400, 1,400 and 1,400 shares of Common Stock, respectively. These options were not granted under the Option Plan, have exercise prices equal to the fair market value of the Common Stock on such dates, have terms of ten, five, five, five and five years, respectively, and become exercisable in three equal installments beginning on the first anniversary of the date of grant.

        Upon Messrs. Brown's and Foehl's elections to the Board of Directors in January 1998, they were each automatically granted an option to purchase 5,775 shares of Common Stock. These options expired in January 2003. Messrs. Brown and Foehl were automatically granted options to purchase 1,400 shares of Common Stock on each of February 16, 1999 and February 15, 2000 following the respective annual meetings of the shareholders of the Company. On February 13, 2001 and February 12, 2002, Messrs. Brown and Foehl were also each granted nonstatutory options to purchase 1,400 and 1,400 shares of Common Stock, respectively. These options were not granted under the Option Plan, have exercise prices equal to the fair market value of the Common Stock on such date, have terms of five years and become exercisable in three equal installments beginning on the first anniversary of the date of grant.

EXECUTIVE COMPENSATION

Compensation Paid To Certain Executive Officers

        The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and each of the Company's executive officers who received compensation in excess of $100,000 for services rendered to the Company in all capacities for fiscal years 2003, 2002 and 2001 (the "Named Executive Officers"). The Company's fiscal year is the 52 or 53 weeks ending the last Sunday in September. Fiscal years 2003 and 2002 were 52 weeks. Fiscal year 2001 was 53 weeks. For presentation convenience, the Company indicates that its fiscal year ends on September 30.

Summary Compensation Table

Long-term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)
Keith A. Peterson(3)	2003 2002 2001	194,423 200,000 203,846	— — —	7,000 7,000 —	— — —	— — —	— — —	80(4 830(4 830(4	) ) )
Timothy G. Johnson Chairman and Chief Executive Officer	2003 2002 2001	194,423 200,000 203,846	— — —	7,000 7,000 —	— — —	— — —	— — —	123(5 123(5 97(5	) ) )
Joseph K. O'Brien Executive Vice President, Chief Financial Officer, and Secretary	2003 2002 2001	126,830 130,468 132,977	— — —	7,000 7,000 —	— — —	— — —	— — —	815(6 815(6 815(6	) ) )
Stephen P. Leigh Vice President— Engineering(7)	2003 2002 2001	116,654 119,077 92,769	— — —	7,000 7,000 —	— — —	— — —	— — —	808(8 808(8 794(8	) ) )
Dan R. Petersen Vice President— Sales and Marketing(9)	2003 2002 2001	119,885 25,962 —	— — —	7,000 — —	— — —	— — —	— — —	927(10 44(10 —	) )

(1)
Includes compensation deferred under the Company's 401(k) plan.

(2)
Represents payments of annual car allowance.

(3)
Mr. Peterson resigned as Chairman and Chief Executive Officer of the Company on December 31, 2003.

(4)
Consists of the Company's contributions to the Phoenix Gold International, Inc. Profit Sharing and 401(k) Savings Plan for the benefit of Mr. Peterson in the amounts of $0, $750 and $750 for fiscal 2003, 2002 and 2001, respectively, and Company paid premiums for term life insurance of $80, $80 and $80 for fiscal 2003, 2002 and 2001, respectively.

(5)
Consists of Company paid premiums for term life insurance of $123, $123 and $97 for fiscal 2003, 2002 and 2001, respectively.

(6)
Consists of the Company's contributions to the Phoenix Gold International, Inc. Profit Sharing and 401(k) Savings Plan for the benefit of Mr. O'Brien in the amounts of $750, $750 and $750 for fiscal 2003, 2002 and 2001, respectively, and Company paid premiums for term life insurance of $65, $65 and $65 for fiscal 2003, 2002 and 2001, respectively.

(7)
Dr. Leigh was hired in December 2000.

(8)
Consists of the Company's contribution to the Phoenix Gold International, Inc. Profit Sharing and 401(k) Savings Plan for the benefit of Dr. Leigh in the amounts of $750, $750 and $750 for fiscal 2003, 2002 and 2001, respectively, and Company paid premiums for term life insurance of $58, $58 and $44 for fiscal 2003, 2002 and 2001, respectively.

(9)
Mr. Petersen was hired in June 2002 and resigned in October 2003.

(10)
Consists of the Company's contribution to the Phoenix Gold International, Inc. Profit Sharing and 401(k) Savings Plan for the benefit of Mr. Petersen in the amounts of $750 and $0 for fiscal 2003 and 2002, respectively, and Company paid premiums for term life insurance of $177 and $44 for fiscal 2003 and 2002, respectively.

        The following table summarizes certain information concerning the stock options held by the Named Executive Officers at the end of fiscal 2003:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option Values

			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy G. Johnson	—	—	96,000	0	0	0
Joseph K. O'Brien	—	—	25,000	0	0	0
Stephen P. Leigh	—	—	11,250	3,750	211	70

Report of the Compensation Committee

        During the fiscal year ended September 30, 2003, the Compensation Committee of the Board of Directors was responsible for establishing and administering the compensation policies which govern annual salary, bonuses, and stock-based incentives (currently stock options) for directors and officers.

Overview

        The Company has historically established levels of executive compensation that provide for a base salary intended to allow the Company to hire and retain qualified management. The Company has from time-to-time provided annual cash incentive bonuses based on the Company's performance during the fiscal year to reward executives for their contributions to the Company's achievements. The Company has also granted stock options to executives and key employees to align management's interests with those of the shareholders. The Compensation Committee believes that the Company's past and present executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel.

        The Compensation Committee determines the compensation of the Chief Executive Officer and the President. The Chief Executive Officer and the President make recommendations to the Compensation Committee regarding the compensation of the other executive officers of the Company, but do not participate in the determination of their own compensation. The Compensation Committee reviews the recommendations of the Chief Executive Officer and the President relating to compensation of the other executive officers to ensure consistency throughout the officer compensation programs. In fiscal 2003, the Compensation Committee determined compensation for the other executive officers based largely on the recommendations by the Chief Executive Officer and the President.

        The Compensation Committee expects to review annually the compensation of all of the Company's executives to assure that all of the Company's executives continue to be properly motivated to serve the interests of the Company's shareholders.

Base Salary

        Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and financial performance, taking into account the position involved and the level of the executive's experience. In addition, consideration is given to other factors, including an officer's contribution to the Company as a whole. In view of the financial performance of the Company, the base salaries of the Named Executive Officers were reduced by 5% in March 2003. Prior to March 2003, the salaries of the Chief Executive Officer, the President and Chief Operating Officer, and the Vice President and Chief Financial Officer had not changed since July 19, 1999. The compensation of the other named executives was based on considerations involved in recruiting those officers to the Company in fiscal 2001 and 2002.

Bonus Compensation

        The Company has awarded cash bonuses to its executive officers on a discretionary basis. In determining bonus awards, the Compensation Committee considers the financial and non-financial achievements of the Company, including revenue growth, profitability, expansion of the Company's markets and new product introductions, improvements in working capital management, and other factors contributing to the overall success of the Company. In view of the financial performance of the Company during fiscal 2003, no bonus compensation was awarded to the Named Executive Officers for fiscal 2003.

Stock Option Compensation

        The Compensation Committee believes that stock ownership by executive officers and key employees provides valuable incentives for such persons to benefit as the Company's Common Stock price increases and that stock option-based incentive compensation arrangements help align the interests of executives, employees and shareholders. To facilitate these objectives, the Compensation Committee, since 1995, has from time-to-time granted stock options to executive officers and key employees through the 1995 Stock Option Plan. In view of the financial performance of the Company during fiscal 2003, the Compensation Committee did not award stock options to the Named Executive Officers for fiscal 2003.

        The Compensation Committee believes that the policies and plans described above provide competitive levels of compensation and effectively link executive and shareholder interests. Moreover, the members of the Compensation Committee believe such policies and plans are consistent with the long-term investment objectives appropriate to the business in which the Company is engaged.

Respectfully submitted,
Frank G. Magdlen (Chairman) Edward A. Foehl

Stock Performance Graph

        Set forth below is a line graph comparing the cumulative total shareholder returns over a five-year period beginning September 30, 1998 and ending September 30, 2003 of the Company's Common Stock to the cumulative total return for the NASDAQ Stock Market (U.S. Companies) and a Company-selected peer group index consisting of: Boston Acoustics, Inc., Harman International Industries, Inc., Koss Corporation and Recoton Corporation. The peer group index was formed on a weighted average basis based on market capitalizations, adjusted at the end of each year. Cumulative total return is measured assuming an initial investment of $100 on September 30, 1998 and reinvestment of dividends, if any.

Comparison of Cumulative Total Returns

	9/30/98	9/30/99	9/30/00	9/30/01	9/30/02	9/30/03
Phoenix Gold International, Inc.	$100.00	$130.77	$115.38	$67.69	$107.69	$89.23
NASDAQ—U.S. Companies	$100.00	$163.15	$216.67	$88.55	$69.59	$106.64
Peer Group	$100.00	$90.06	$164.89	$144.48	$192.71	$354.76

        The comparisons shown in the graph are based upon historical data and the stock price performance in the graph is not indicative of, nor intended to forecast, potential future performance of the Company's common stock. The Company was delisted from The Nasdaq SmallCap Market on August 20, 2003 and the share price information above for the period from and after that date is based on data from Nasdaq's "OTC Bulletin Board."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of January 5, 2004, certain information as to the stock ownership of (i) each person known by the Company to own beneficially five percent or more of the Company's outstanding Common Stock, (ii) by each director of the Company, (iii) the Named Executive Officers and (iv) all executive officers and directors as a group. The Company believes each named beneficial owner has sole voting and investment power with respect to the shares listed.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Timothy G. Johnson(1)(2)	2,096,314	67.6%
PG Holding LLC(3) 1708 SE Halyard Lane Vancouver, WA 98661	2,000,314	66.5%
Wynnefield Group 450 7th Avenue, Suite 509 New York, NY 10123	415,950	13.8%
Joseph K. O'Brien(1)(4)	28,000	*
Keith A. Peterson(1)	23,911	*
Stephen P. Leigh(1)(5)	11,250	*
Robert A. Brown(1)(6)	5,633	*
Edward A. Foehl(1)(7)	5,133	*
Frank G. Magdlen(1)(8)	23,708	*
All executive officers and directors as a group (9 persons)(9)	2,193,949	69.2%

*
less than 1%

(1)
The address for Messrs. Johnson, O'Brien, Peterson, Leigh and Foehl is 9300 North Decatur Street, Portland, Oregon 97203. Mr. Brown's address is 6 Merchant Street, Sharon, Massachusetts 02067. The address for Mr. Magdlen is 3220 S.W. First Avenue, 2nd Floor, Portland Oregon 97201.

(2)
Includes 2,000,314 shares held by PG Holding LLC and 96,000 shares issuable pursuant to presently exercisable options.

(3)
In connection with the acquisition of shares from Mr. Peterson, PG Holding LLC also acquired the right to vote the shares at the Meeting.

(4)
Includes 25,000 shares issuable pursuant to presently exercisable options.

(5)
Consists of 11,250 shares issuable pursuant to options exercisable within 60 days after January 5, 2004.

(6)
Includes 5,133 shares issuable pursuant to options exercisable within 60 days after January 5, 2004.

(7)
Consists of 5,133 shares issuable pursuant to options exercisable within 60 days after January 5, 2004.

(8)
Includes 18,708 shares issuable pursuant to options exercisable within 60 days after January 5, 2004.

(9)
Includes 161,224 shares issuable pursuant to presently exercisable options or options exercisable within 60 days after January 5, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations from these persons that no other reports were required, the Company believes that during fiscal 2003 all filing requirements applicable to its directors, executive officers and greater than ten percent owners were complied with.

AUDIT COMMITTEE REPORT AND RELATED MATTERS

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee is currently composed of three directors: Frank G. Magdlen, Robert A. Brown and Edward A. Foehl. Each of the members of the Audit Committee is independent as defined in Rule 4200 of the Marketplace Rules of The Nasdaq Stock Market.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2003 with management and the independent auditors. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

        In discharging its oversight responsibility as to the audit process, the Audit Committee received from the independent auditors written disclosures describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may affect their objectivity and independence, and considered whether the non-audit services provided by the independent auditors were compatible with maintaining the independence of such independent auditors. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plan, audit scope and identification of audit risks.

        The Audit Committee discussed and reviewed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2003 filed with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors.

Respectfully submitted,
Frank G. Magdlen (Chairman) Robert A. Brown Edward A. Foehl

        The following table shows the aggregate fees billed for professional services rendered by the Company's independent auditors, Deloitte & Touche LLP, for fiscal 2003 and 2002:

	2003	2002
Audit Fees(1)	$73,000	$66,000
Audit-Related Fees(2)	8,220	7,775
Tax Fees(3)	9,010	10,166
All Other Fees	0	0

Total	$90,230	$83,941

(1)
For services for auditing the annual financial statements included in the Form 10-K and reviewing the interim financial statements included in the quarterly reports on Form 10-Q.

(2)
For audit of the Company's Profit Sharing and 401(k) Savings Plan.

(3)
For services rendered for tax compliance, tax advice and planning.

        The Audit Committee pre-approves the retention of the auditors, and the auditor's fees for all audit and non-audit services provided by the auditor and determines whether the provision of non-audit services is compatible with maintaining the independence of the auditor. All services rendered by Deloitte & Touche LLP as described in the above table were pre-approved by the Audit Committee, and no services were rendered in fiscal 2003 pursuant to the de minimis exception to the pre-approved requirements.

        In making its recommendation to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2004, the Audit Committee has determined that the non-audit services rendered by Deloitte & Touche LLP are compatible with maintaining Deloitte & Touche LLP's independence.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee of the Board of Directors has appointed, subject to shareholder approval, Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending September 30, 2004. Deloitte & Touche LLP has served as the Company's independent public accountants since 1992. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

        Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2004.

        The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2004.

PROPOSAL 3: SHAREHOLDER PROPOSAL

        A shareholder, Wynnefield Partners Small Cap Value, LP, Wynnefield Small Cap Value Offshore Fund, Ltd., and Wynnefield Partners Small Cap Value, LP I, 450 7th Avenue, Suite 509, New York, New York 10123, collectively holders of 415,950 shares of Common Stock, has notified the Company of its intention to propose the following resolution at the Meeting (the "Shareholder Proposal"):

        "The Company's shareholders recommend that the Board of Directors take the necessary steps to provide for cumulative voting for directors to allow for representation of minority shareholders."

        In support of the Shareholder Proposal, the shareholder has submitted the following statement:

"Who's Proposing This?

        "Wynnefield Partners Small Cap Value, LP, and its affiliates. We own 415,950, or 13.8 percent, of outstanding shares and initially invested in the Company's 1995 IPO.

"The Problem?

        "Since last year's annual meeting, the Company has reported declining operating results (over $500,000 in losses over 9 months), depleted cash reserves, increased debt (from zero to over $1 million), and delisting of its stock from the Nasdaq SmallCap Market to the OTC Bulletin Board. The Company's CEO and COO together still own nearly 70 percent of the Company's outstanding shares, allowing them alone to select all five directors on the Company's Board.

        "We think it's time for the board and shareholders to permit outside shareholders to select a Board representative to facilitate discussions about strategies for changing the direction of the Company, such as pursuing a going-private transaction or sale.

        "As the Company's largest outside shareholder, we have worked to obtain Board representation for all outside shareholders. For example, in August 2003 management approached us about divesting some of our long-held position in the Company's stock to increase the public float in hopes of avoiding delisting. We had purchased our shares from May 3, 1995, to December 21, 1999, at an average price of over $5 per share. The stock was trading at $1.40 per share on August 7, when management asked us to sell. Even though divesting shares would mean a loss for Wynnefield, we indicated a willingness to do so if the Company's CEO and COO would end insider control or pursue a sale or privatization of the Company. In the alternative, we offered to find a third-party buyer for enough of management's shares to help avoid delisting. Management rejected both ideas.

        "We think management's unwillingness to cede any control of the Company or reduce their share holdings to help avoid delisting demonstrates an indifference to outside shareholders. By supporting cumulative voting, outside shareholders can voice frustration over this indifference. We hope the board and shareholders will be responsive by agreeing to implement cumulative voting.

"What's Cumulative Voting?

        "It allows outside shareholders to focus their votes and elect a director.

        "Cumulative voting allows each shareholder to cast a number of votes equal to the number of shares held multiplied by the number of directors being elected. A shareholder may direct all of its votes to one nominee or split its votes among several nominees. (For example, 1,000 shares times five directors provides 5,000 votes that can be cast for one nominee.)

"Will Cumulative Voting Help?

        "Under cumulative voting, 16.7 percent of the Company's stock could elect a nominee as one of five directors.

        "Please mark your proxy card FOR cumulative voting."

        The Board of Directors unanimously recommends a vote against this proposal.

        The Board of Directors believes this proposal amounts to little more than another attempt by the proponent to publicly criticize the management of the Company. In its "supporting statement," the proponent repeatedly cites purported problems related to the Company's performance, yet in the Board of Directors' judgment, the proponent fails to offer any evidence of how cumulative voting would address these problems.

        Nevertheless, in an effort to ensure that the Company employs the fairest and most efficient method for electing directors, the Board of Directors has carefully considered the merits of cumulative voting and has concluded that it is not in the best interest of all of the Company's shareholders.

        We believe that the Company's present system of electing directors is fairer and better serves all of the Company's shareholders. This system, like that of most publicly-traded corporations, allows all shareholders to vote on the basis of their share ownership. The Board of Directors is elected annually and consists of four directors, three of whom are independent directors under the present guidelines adopted by The Nasdaq Stock Market. To serve on the Board of Directors, each director must have been elected by a plurality of the Company's outstanding shares. We believe this method is the most likely to produce a Board of Directors that will diligently and effectively represent the interests of all of the Company's shareholders.

        On the other hand, in our opinion, cumulative voting would allow a relatively small group of shareholders devoted to a special interest to elect one or more directors who do not have the support of a majority of the Company's outstanding shares. It is possible that such directors would feel compelled to serve the special interest group responsible for their election rather than the best interests of the shareholders as a whole.

        We believe this potential conflict between a director's fiduciary duty to represent all of the Company's shareholders and an allegiance to a special interest group could threaten the efficiency with which the Board of Directors discharges its duties. It is our goal that members of the Board of Directors work together toward the common objective of advancing the best interests of the Company without being burdened with factionalism and partisan behavior.

        In summary, the Board of Directors believes the Company's current method of electing directors is the fairest and most efficient way to ensure that each director serves the interests of the Company and all its shareholders rather than the interests of special interest groups. Accordingly, the Board of Directors urges you to vote against this proposal.

OTHER BUSINESS

        The Board of Directors knows of no other matters that will be presented for action at the Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the Meeting.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

        To be eligible for inclusion in the Company's proxy materials for the 2005 annual meeting of shareholders, a proposal intended to be presented by a shareholder for action at that meeting, in addition to complying with the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, must in accordance with the Company's Bylaws be received not earlier than August 8, 2004 and not later than September 7, 2004 by the Secretary of the Company at the Company's principal executive offices, 9300 North Decatur Street, Portland, Oregon 97203. In addition, the Company's Bylaws also require that nominations for director, in order to be considered at the 2005 annual meeting, must also be received by the Secretary of the Company at the above address not earlier than August 8, 2004 nor later than September 7, 2004. A shareholder proposal must include certain specified information concerning the proposal and information as to the proponent's ownership of Common Stock of the Company. Proposals not meeting these requirements will not be considered at the 2005 annual meeting. The Secretary of the Company should be contacted in writing at the above address to obtain additional information as to the proper form and content of submissions.

        Any shareholder desiring to communicate with the Board of Directors, or one or more members, may do so by addressing their written correspondence to the Board or a specific director c/o Corporate Secretary, Phoenix Gold International, Inc., 9300 North Decatur Street, Portland, Oregon 97203. The Secretary of the Company will promptly forward all such communications to the specified addresses.

        A copy of the Company's 2003 Annual Report on Form 10-K will be made available to any shareholder without charge upon written request to: Shareholder Relations, Phoenix Gold International, Inc., 9300 North Decatur Street, Portland, Oregon 97203.

By order of the Board of Directors,
/s/ JOSEPH K. O'BRIEN
Joseph K. O'Brien Secretary

Dated: January 5, 2004

APPENDIX A

PHOENIX GOLD INTERNATIONAL, INC.

Audit Committee Charter

I. ORGANIZATION

Purpose

        The Audit Committee ("Committee") is appointed by the Company's Board of Directors ("Board") to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the auditor's qualifications and independence, the accounting, auditing and reporting practices of the Company, and such other duties as directed by the Board.

        This Charter supplements the provisions of the Company's By-laws and further defines the role, authority and responsibility of the Committee.

Committee Membership and Independence

        The Committee shall consist of at least three members. Members of the Committee shall be appointed annually by the Board and may be removed or replaced by the Board. Vacancies on the Committee shall be filled by the Board.

        Members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC").

        Members of the Committee shall be free from any relationship to the Company that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment. Other than in their capacity as members of the Board, members of the Committee may not be affiliates, officers or employees of the Company, and may not accept directly or indirectly from the Company any consulting, advisory or other compensatory fees.

Meetings; Quorum; Informal Actions; Minutes

        The Committee shall meet on a regular basis, but not less frequently than quarterly. Special meetings may be called by the Chair of the Committee. The Committee shall meet periodically and separately with management and with the independent auditors in executive session.

        A majority of the members of the Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Committee. Written minutes shall be kept for all formal meetings of the Committee. The Committee may act by unanimous written consent without a meeting, and may conduct meetings via conference telephone or similar communication equipment.

        The Committee may form, and delegate authority to, subcommittees consisting of two or more members, or delegate authority to a single member when appropriate, as, for example, to review press releases announcing results of the Company's operations. The Committee may conduct informal inquiries and studies without the necessity of formal meetings.

Reliance Upon Officers, Employees and Advisors

        In performing their responsibilities under this Charter, Committee members are entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by:

  •
  One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

  •
  Legal counsel, independent auditors, or other persons (including, without limitation, independent advisors retained by the Committee) as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; and

  •
  Other committees of the Company's Board, of which the Committee member is not a member, if the Committee member reasonably believes such other committee merits confidence.

Committee Reporting

        The Committee shall:

  •
  Regularly report to the Board with respect to the Committee's activities and recommendations;

  •
  Annually review and reassess the adequacy of this Charter and recommend to the Board for approval any necessary or appropriate amendments to the Charter; and

  •
  Annually prepare the audit committee report required by the rules of the SEC to be included in the Company's proxy statement distributed in connection with the annual meeting of shareholders.

II.    FINANCIAL ACCOUNTING, AUDITING AND REPORTING

Committee Authority and Responsibilities

        The Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Board may, in its discretion, determine to submit to shareholders for approval or ratification the appointment by the Committee of the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

        The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(I)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company's financial statements and disclosures are complete and accurate, or are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Financial Statement and Disclosure Matters

        The following activities are set forth as guidelines for the Committee in performing its responsibilities with respect to financial statement and disclosure matters. The Committee may diverge from these guidelines as it considers appropriate. The Committee is authorized to:

  •
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  •
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any issues as to the adequacy of the Company's internal controls and any steps adopted in light of any material deficiencies.

  •
  Review and discuss quarterly reports from the independent auditors on:

  •
  Critical accounting policies and practices to be used;

  •
  Alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

  •
  Material written communications between the independent auditor and management of the Company, such as any management letter or schedule of unadjusted differences.

  •
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP financial information, as well as financial information and earnings guidance provided to analysts.

  •
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any "off-balance sheet" transactions on the Company's financial statements.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  •
  Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for SEC Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  •
  Review the procedures followed to support and facilitate certification of the Company's annual and quarterly reports by the Company's Chief Executive Officer and Chief Financial Officer.

  •
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  •
  Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Oversight of the Company's Relationship with the Independent Auditor

        The Committee shall oversee the independence and performance of the Company's independent auditor. Without limitation, the Committee shall:

  •
  Obtain and review a report from the independent auditor at least annually regarding

  •
  the independent auditor's internal quality-control procedures;

  •
  any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

  •
  any steps taken to deal with any such issues; and

  •
  all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1.

  •
  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.

  •
  Report its conclusions with respect to the independent auditor to the Board.

  •
  Discuss with the independent auditor any disclosed relationships or services that may affect the objectivity and independence of the auditor, and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

  •
  Require the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  •
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Committee Advisors

        The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, and to any advisors employed by the Committee.

Complaint Procedures

        The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Compliance Oversight

        In aid of the Committee's role in assisting the Board in the oversight of the integrity of the Company's financial statements and compliance with legal and regulatory requirements, the Committee shall, if appropriate in the Committee's judgment:

  •
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (dealing with certain illegal acts) has not been implicated.

  •
  Review reports and disclosures of insider and affiliated party transactions.

        Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

Proxy	PHOENIX GOLD INTERNATIONAL, INC.	Proxy
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 3, 2004

        The undersigned appoints Timothy G. Johnson and Joseph K. O'Brien, and each of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Phoenix Gold International, Inc. to be held on Tuesday, February 3, 2004 at 3:30 p.m., Pacific Time, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with the indicated directions. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF AUDITORS AND AGAINST THE SHAREHOLDER PROPOSAL. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        The Board of Directors recommends a vote FOR the election of Directors, FOR the ratification of auditors and AGAINST the shareholder proposal, as noted in proposals 1, 2 and 3, respectively.

YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side)

PHOENIX GOLD INTERNATIONAL, INC.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING
THE ENCLOSED ENVELOPE.

		FOR	WITHHOLD
1.	ELECTION OF DIRECTORS— Nominees:
	Timothy G. Johnson	☐	☐
	Robert A. Brown	☐	☐
	Edward A. Foehl	☐	☐
	Frank G. Magdlen	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2004	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Shareholder proposal regarding cumulative voting	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.

Dated: , 2004
Signature(s)

Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS February 3, 2004
PROXY STATEMENT 2004 Annual Meeting of Shareholders
VOTING
PROPOSAL 1: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Stock Performance Graph
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT AND RELATED MATTERS
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF AUDITORS
PROPOSAL 3: SHAREHOLDER PROPOSAL
OTHER BUSINESS
SHAREHOLDER PROPOSALS AND COMMUNICATIONS
  APPENDIX A